Exhibit 32.1

CERTIFICATION
Pursuant to Section 906 of th Sarbanes-Oxley Act of 2002,
18 U.S.C. Section 1350

I, James A. Brock, Chief Executive Officer (principal executive officer) of CNX Coal Resources LP (the “Registrant”), certify that to my knowledge, based upon a review of the Quarterly Report on Form 10-Q for the period ended September 30, 2017, of the Registrant (the “Report”):

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: October 31, 2017

/s/ James A. Brock
James A. Brock

Chief Executive Officer
(Duly Authorized Officer and Principal Executive Officer)